United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: May 2, 2008


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 3.01 Transfer of Listing
          -------------------

          By Press Release dated May 2, 2008, the Registrant announced that its Board of Directors had voted to transfer the listing of its common stock from the American Stock Exchange to The Nasdaq Stock Market LLC effective May 14, 2008, as set forth in the Press Release referred to above, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed with this report:

          Exhibit 99 - Press Release dated May 2, 2008

                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Marie A. Angelini
                                        ---------------------
                                    Marie A. Angelini, Secretary
                                    and General Counsel


Date: May 2, 2008

                                                                      Exhibit 99
                                                                      ----------

                                       -----------------------------------------
                                       Providence and Worcester Railroad Company
                                       -----------------------------------------


Contact:   Marie A. Angelini

75   Hammond Street
Worcester, MA  01610

Phone(508) 755-4000, ext. 365
Fax  (508) 795-0748


Press Release
                    Providence and Worcester Railroad Company
                  Announces Listing on The NASDAQ Stock Market


     Worcester,  MA, May 2, 2008,  Providence  and  Worcester  Railroad  Company
(AMEX: "PWX") announced today that its Board of Directors has approved the decision to transfer the listing of its common stock from the American Stock Exchange to The NASDAQ Stock Market LLC ("NASDAQ"). Effective May 14, 2008, the Company will trade under the symbol NASDAQ: "PWX."

     P. Scott Conti, the Company's President, said, "We believe that NASDAQ's electronic multiple market maker structure will provide our Company with enhanced exposure and liquidity. As the world's largest electronic stock market, NASDAQ attracts leading growth companies from a diverse group of sectors. We are proud to be a part of The NASDAQ Stock Market."

     P&W is a regional freight railroad operating in the states of Massachusetts, Rhode Island, Connecticut and New York. P&W transports a wide variety of commodities, including automobiles, construction aggregates, iron and steel products, chemicals, lumber, scrap metals, plastic resins, cement, coal, construction and demolition debris, processed foods and edible foodstuffs, such as frozen foods, corn syrup and animal and vegetable oils. By agreement with a private operator, P&W also operates two approved custom-bonded intermodal yards in Worcester, MA, primarily for the movement of container traffic from the Far East destined for points in New England.




--------------------- This release contains "forward-looking statements" within the meaning of section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements represent the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions which are subject to risks and uncertainties, including, but not limited to, changes in general economic condition, and changing competition which could cause actual results to differ materially from those indicated herein. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission.


Contact Person: P&W: Marie A. Angelini
                     (508) 755-4000 (x365)